EXHIBIT 10.7



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                                 BUSINESS LEASE


THIS LEASE, made and entered into this 17th day of July, 2013, between 1885 WEST DARTMOUTH, LLC, a Colorado Limited Liability Company, hereinafter called the "Lessor" and RD&G, LLC, a Colorado Limited Liability Company, hereinafter called the "Lessee";

WITNESSETH THAT:

1.    Definition of Terms:

Whenever the words "Lessor" and "Lessee" are used in this Lease, they shall include Lessor and Lessee and shall apply to persons, both men and women, companies, partnerships and corporations.

2.    Leased Premises:

In consideration of the payment of the Rent hereinafter provided, and the keeping and performance of each of the covenants and agreements of the Lessee hereinafter set forth, the Lessor has and does hereby Lease to the Lessee the following described Leased Premises, situated in the County of Denver, and State of Colorado, to wit:

          1885 W Dartmouth, Unit 1, Englewood, Colorado 80110 consisting of approximately 4,985 square feet, depicted in Exhibit A (the "Leased Premises"). Any statement of square footage set forth in this Lease or that may have been used in calculating rent and/or Lessee's other obligations, including Lessee's share of operating expenses is an approximation which Lessor and Lessee agree is reasonable, and the rent and Lessee's other obligations based thereon is not subject to revisions during the Lease term regardless of whether the actual square footage is more or less.

Subject to the provisions of this Lease, Lessor covenants that Lessee, on paying of the Rent and performing all other covenants and obligations hereunder, shall peacefully and quietly have, hold and enjoy the Leased Premises for the term of this Lease. Notwithstanding the foregoing, Lessor will not be liable or responsible for the acts or omissions or any third party which may interfere with Lessee's use and enjoyment of the Leased Premises. Lessor may transfer or assign this Lease at any time to any party, and in such event, the transferor Lessor will be automatically relieved of any and all obligations and liabilities on the part of Lessor accruing from and after the date of such transfer.

3.    Term of Lease and Minimum Rent:

The term of this Lease shall be for Three (3) Years and Twenty (20) days commencing at 12:00 noon on the 11th day of July, 2013, and expiring at 12:00 noon on the 31st day of July 2016, for the minimum rental ("Minimum Rent") for the full term of Sixty Nine Thousand One Hundred Sixty Six & 88/100 ($69,166.88) payable in monthly installments as follows:

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      July 11, 2013   -   July 31, 2013  @  $ 0.00
      August 1, 2013  -   July 31, 2014  @  $1,869.38  per  month  +  NNN*
      August 1, 2014  -   July 31, 2015  @  $1,921.30  per  month  +  NNN*
      August 1, 2015  -   July 31, 2016  @  $1,973.23  per  month  +  NNN*

Lessee shall pay to Lessor as "Additional Rent" all other sums due under this Lease. Additional Rent, together with Minimum Rent is referred to herein as "Rent."

Rent is to be paid in advance on or before 12:00 noon on the first day of each calendar month during said term at the office of Michael Bloom Realty Company, addressStreet300 S Jackson Street, Suite 440, CityDenver, StateColorado
PostalCode80209, or at such place as the Lessor may designate, from time to time, in writing. The installments of minimum rent are payable without notice, offset or demand, and regardless of any other dispute between Lessor and Lessee. Lessee hereby waives any rights to set off against the installments of Rent any claims it may have against Lessor. If the Lessee takes occupancy prior to the commencement date, all terms and conditions, except Minimum Rent, shall apply. Rent for the first month of the term hereof shall be prorated based upon the number of days during said month.

Upon the occurrence of a default by Lessee under the terms of the Lease, in addition to all other remedies available to Lessor, Lessee shall be required to pay to Lessor, upon demand, the unamortized value of any free Rent, as well as the cost for any improvements made for the benefit of Lessee, and any leasing commissions paid or due in connection with this Lease, and any other amounts owed under the terms of the Lease.

4. Security Deposit:

a) Lessee shall deposit with the Lessor, at the time of execution of this Lease, the sum of Two Thousand Seven Hundred Fifty Dollars, ($2,750.00) as "Security Deposit" for the full and faithful performance of this Lease by Lessee, and the return of the Leased Premises in as good condition as when Lessee first entered the Leased Premises, ordinary wear excepted. If, at any time during the term hereof, Lessee shall be in default in the performance of any provisions of this Lease, Lessor shall have the right, but shall not be obligated, to use the Security Deposit, or so much thereof as necessary, in payment of any Rent in default, reimbursement of any expense incurred by Lessor, and in payment of any damages incurred by the Lessor by reason of Lessee's default, replacement of damaged or missing items, and/or cleaning of the Leased Premises beyond ordinary wear. In the event the Security Deposit has not been utilized as aforesaid, the Security Deposit, or as much thereof as has not been utilized for such purposes, shall be refunded to Lessee, without interest, within sixty (60) days after the termination of this Lease, and upon full performance of this Lease by Lessee and vacation of the Premises by Lessee. Lessee shall not be entitled to interest on the Security Deposit, and Lessor may commingle the Security Deposit with other funds. The Security Deposit shall not be considered as an advance payment of rent and cannot be utilized by Lessee to pay any monetary obligations of Lessee under this Lease at any time.

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b)   Lessee is hereby  notified  that Lessor has employed  Michael  Bloom Realty
     Company, whose address is Michael Bloom Realty Company, 300 S Jackson Street, Suite 440, Denver, Colorado 80209 (Telephone: 303-295-2525, Fax 303-298-1919) as manager of the Leased Premises ("Manager"), and Manager shall collect the Security Deposit required under this Lease, which Security Deposit will be directly deposited in the owner's property management account. Lessor will be solely responsible for the return of the Security Deposit pursuant to Colorado Law. Furthermore, Lessor may, for any matter pertaining to this Lease, act by and through its Manager or any other person designated in writing from time to time.

c) Upon Lessor's cessation of its interest in the Leased Premises, whether by sale, assignment, death, appointment of a receiver or otherwise, Lessor shall transfer the Security Deposit to the Lessor's successor in interest and timely notify the Lessee by mail of such transfer and the transferee's name and address.

d) Upon written notice to Manager of a dispute from the Lessee as to the ownership of the Security Deposit, Manager shall not withhold disclosure of the Lessor's true name and current mailing address.

e) In the event Lessee shall default in the performance of any of the terms or provisions or covenants of this Lease, in addition to Lessor's rights with respect to the use and application of the Security Deposit, Lessor may pursue and enforce any remedies available to Lessor under this Lease and under applicable law or in equity. Lessee agrees in the event said Security Deposit or any portion thereof is applied by Lessor to cure any default of Lessee under this Lease, the Lessee will promptly pay to Lessor an amount sufficient to restore the original Security Deposit in full, and its failure to do so shall be deemed a default under the terms of this Lease.

f) Lessor shall deliver the Security Deposit to the purchaser of Lessor's interest in the Leased Premises, in the event that such interest be sold; and thereupon such purchaser shall assume Lessor's responsibility with respect to said deposit, and Lessee agrees that Lessor shall be released of all further liability for return or accounting of the Security Deposit.

5. Lessee's General Agreement:

For and in consideration of the leasing of the Leased Premises, the Lessee does covenant and agree as follows, to-wit: To pay the Rent and all other charges for the Leased Premises herein provided promptly when due and payable; to pay all assessments for water and sewer charges levied against the Leased Premises and all charges for all utilities to the Leased Premises, including heating, cooling and electricity promptly when due and payable; to pay all charges for telephone promptly when due and payable; to keep all improvements upon the Leased Premises, including all sewer connections, plumbing, heating and cooling appliances, wiring and glass, in good order and repair and to replace same as the need arises at the expense of said Lessee; to order no repairs at the

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expense of the Lessor,  and, at the  expiration of this Lease,  to surrender and deliver up the Leased Premises in as good order and condition as when the same were entered upon, ordinary wear excepted; to use the Leased Premises for no purposes prohibited by applicable law, statute, covenant, rule, regulation or
ordinance,   now  in  force  or  hereinafter  enacted  (collectively,   "Laws"),
including, without limitation, ordinances of the City & County of Denver, laws of the United States or the State of Colorado, A.D.A. (Americans with Disabilities Act); and for no improper or questionable purpose whatsoever, including, without limitation, any use which would in any way make void or voidable any fire or liability insurance policy then in force with respect to the Property; to keep the sidewalks in front of and surrounding the Leased Premises free from all litter, dirt, debris, snow, ice, water and obstructions; to keep the Leased Premises clean and in the condition required by the Laws; to keep the interior of the Leased Premises such as the windows, floors, walls, doors, showcases, and fixtures clean and neat in appearance; to remove all trash and debris which may be found in or around the Leased Premises; to neither permit nor suffer any disorderly conduct, unreasonable noise or nuisance about the Leased Premises having a tendency to annoy or disturb any persons occupying adjacent Leased Premises or neighboring properties, and to commit no waste on the Leased Premises; to neither permit nor suffer the Leased Premises, or the walls or floors thereof, to be endangered by overloading; to permit the Lessor to place a For Rent card upon the Leased Premises at any time sixty (60) days before the end of this Lease; to surrender and deliver up the possession of the Leased Premises promptly at the expiration of this Lease, or, in case of termination of Lessee's possession under this Lease on account of a breach in the keeping of any one or more of the covenants or agreements hereof, upon three
(3) days' notice. In the event Lessee is required to perform any work or repairs to the Leased Premises pursuant to this Lease, which work may exceed $3,000 in the aggregate, Lessee shall provide Lessor with written notification of the circumstances requiring such work and the scope, anticipated cost and detailed plans related to such work.

6. Failure of Lessee to Maintain Leased Premises:

If Lessee refuses or neglects to repair or maintain the Leased Premises, as required hereunder, to the reasonable satisfaction of Lessor as soon as reasonably possible after written demand, Lessor may, but is not required to, make such repairs without liability to the Lessee for any loss or damage that may accrue to Lessee's merchandise, fixtures or other property, or to Lessee's business by reason thereof, and upon completion thereof, Lessee shall pay Lessor's cost for making such repairs upon presentation of a bill thereof. Such payment shall be "Additional Rent."

7.    Indemnity Agreement:

Lessee agrees to neither hold nor attempt to hold the Lessor, or its agents and its Manager liable for any injury or damage, either proximate or remote, occurring through or caused by any repairs, alterations, injury or accident to the above described Leased Premises, to adjacent premises, other parts of the Leased Premises not herein demised or any other part of the Property, or by reason of the negligence or default of the owners or occupants thereof, or any person, or liable for any injury or damage occasioned by defective electric wiring, or the breaking, bursting, stoppage or leaking resulting from freezing or otherwise of any part of the plumbing, roof leak, air conditioning, heating, fire control sprinkler systems or gas, sewer or steam pipes, or interruption in the supply of any required services or utilities; and Lessee will indemnify, save and hold harmless the Lessor from all claims, suits and liabilities for all loss, expense (including reasonable attorneys' fees and court costs), damage or injury to persons or property arising from or occurring by reason of its

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occupation  or use of the Leased  Premises,  save and except only such losses or injuries arising or occurring Lessor's gross negligence or willful misconduct. The Lessor shall not be liable for any damage to property of the Lessee or of others located on the Leased Premises, nor for the loss of or damage to any property of Lessee or of others by theft or otherwise. All property of Lessee kept or stored on the Leased Premises shall be kept or stored at the risk of Lessee only, and Lessee shall hold Lessor harmless from any claims arising out of damage to the same.

8.    Repairs to the Leased Premises:

Lessor agrees that all repairs to the structural load-bearing exterior walls and the roof of the Leased Premises shall be its obligation. Lessee shall notify Lessor, in writing, of any repairs or maintenance to said structural walls or roof which may be required, Lessee agrees that all other repairs to and maintenance of the Leased Premises, including but not limited to interior walls, doors, and glass, shall be the obligation and responsibility of the Lessee.

9. Right of Entry, Changes and Additions to Buildings:

Lessor hereby expressly reserves the right, at all reasonable times (unless for the purpose of responding to an actual or apparent emergency, in which case Lessor may enter at any time), to enter onto the Leased Premises for the purpose of inspection, repairs, alterations, improvements and additions to the Leased Premises or the Property, and to show the same to prospective purchasers or mortgagees of the Property or prospective tenants of the Leased Premises; Lessor also expressly reserves the right to add extensions or alterations to the existing building. Lessee shall not, however, contract for or make any alterations, additions, extensions or construction of any kind to the Leased Premises, unless expressly approved by the Lessor in writing. Lessee shall pay for all reasonable costs and fees incurred by Lessor in the review of any such proposed alterations, additions or construction. All alterations, improvements, and additions to the Leased Premises will be deemed part of the Property of the Lessor and shall remain upon and be surrendered with the Leased Premises as a part thereof without molestation, disturbance or injury at the end of the Lease, unless Lessor elects to have Lessee remove all or any of such alterations, improvements or additions and restore the Leased Premises to the condition in which the Leased Premises were prior to the making of such alterations, improvements or additions, and in such event Lessee shall perform such removal and restoration at Lessee's sole cost and expense.

10.   Character of Occupancy:

The Leased Premises shall be used and occupied only for general office, warehouse, and shop relating to apparel screen printing and embroidery. Lessor makes no representations or warranties that the Leased Premises herein referred to shall be usable for the purposes intended by the Lessee. Lessee shall, at its sole expense, procure all permits or licenses required for the transaction of business at the Leased Premises. No hazardous materials of any nature are permitted on the Leased Premises.

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11.   Insurance:

The Lessee further agrees to provide public liability insurance for bodily injury and property damage liability with single limit of not less than $1,000,000.00 per occurrence and a $2,000,000.00 aggregate limit, written with a company having Best's key rating of A-X (10), or better and shall name Lessor, Lessor's Manager, and its designees under said insurance policy as additional insureds. Lessee shall furnish to Lessor a certificate of insurance indicating that said policy is in full force and effect, that Lessor and Lessor's Manager has been named as an additional insured and that said policy will not be canceled unless ten (10) days' prior written notice of the proposed cancellation has been given to Lessor. In addition to the foregoing, Lessee will at all times during the term of this Lease and any extensions hereof, procure and maintain insurance for (a) Lessee's Personal Property and the contents of the Leased Premises, in an amount equal to the full replacement cost thereof, (b) worker's compensation and employer's liability insurance in the minimum statutory amounts, and (c) any other types of insurance reasonably required by Lessor, upon request.

12.   Signs:

No signs or advertisement shall be placed or printed upon any portion of the Property, including, without limitation, the outer walls, doors, windows, roof or land area of the Leased Premises, or which are to be viewed from outside of the Leased Premises, except those signs and locations as the Lessor shall approve in writing prior to installation, which approval may be withheld, conditioned or delayed by Lessor in its sole discretion.

13.   Replacement of Building:

In the event the Leased Premises or a portion thereof shall become un-tenantable on account of the damage by fire, act of God, or other casualty, Lessor shall be given the option to correct the deficiency or condition which has rendered the Leased Premises un-tenantable. Within thirty (30) days after receipt of written notice from Lessee as to the damage to the property, Lessor shall notify Lessee in writing as to whether or not it elects to repair the same. If, in the opinion of the Lessor, it is not feasible to repair or rebuild the same, then, and in that event, the Lessor shall have the right to terminate this Lease in its sole discretion. In the event Lessor elects to repair the Leased Premises, it shall have hundred eighty (180) days from the date of its notice to Lessee to effect such repairs. During the period from Lessor's receipt of notice from Lessee of damage to the demised Leased Premises until the Leased Premises are repaired, the rent shall abate upon only that portion of the Leased Premises that is un-tenantable, except that if the Leased Premises become un-tenantable due the actions of the Lessee or its agents or employees, the rent shall continue in full force and effect and shall not abate. Lessor shall not in any case be liable for any loss of profits or income occasioned to Lessee during such period. In the event said repair has not been completed within the period specified, then Lessee may have the option to cancel the Lease. If either the Lessee or the Lessor terminates this Lease as above provided in this paragraph, any monies due and owing to the Lessor at that date shall be paid by the Lessee to the date that Lessee vacates the Leased Premises, and all further obligations on the part of both parties hereto (except those which expressly survive termination hereof) shall cease and Lessor shall incur no obligation whatsoever from the termination of said Lease.

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14. Holdover Agreement:

If after the expiration of the term of this Lease, Lessee shall remain in possession of the Leased Premises and continue to pay Rent without any express written agreement as to such holding over, then such holding over shall be deemed and taken to be a holding over upon a tenancy from month to month at a monthly rental equivalent of 150% of the current Minimum Rent hereinabove set forth, such payments to be made, together with Additional Rent and all other Lessee obligations as hereinabove provided. In the event of such holding over, all terms of the Lease as herein set out are to remain in full force and effect on said month to month basis.

15.   Bankruptcy:

It is further agreed between the parties hereto that, if Lessee or any guarantor of this Lease shall be declared insolvent or bankrupt, or if any assignment of the Lessee's or any guarantor's property shall be made for the benefit of the creditors or otherwise, or if the Lessee's leasehold interest herein shall be levied upon under execution, or seized by virtue of any writ of any court of law, or a trustee in bankruptcy, or a receiver be appointed for the property of the Lessee or any guarantor, whether under operation of the state or the federal law, then and in any such case, the bankruptcy trustee or the Lessee as debtor-in-possession, shall be deemed to have rejected this Lease, and the Lessor may, at its option, and in addition to any other remedy available to Lessor hereunder or at law or in equity, immediately, with or without notice (notice being expressly waived), declare a default hereunder by Lessee and/or terminate Lessee's right to possession under this Lease and immediately take possession of the Leased Premises without the same working any forfeiture of the obligation of the Lessee hereunder to pay Minimum Rent and other charges due and to become due under this Lease.

16.   Subordination:

Lessee agrees that this Lease, and every right of Lessee hereunder, is and shall be, at all times, subject and subordinate to the lien of any and all deeds of trust and mortgages which Lessor or its assigns shall make covering all or any portion of the Property, including, without limitation, the Leased Premises and to any and all advances to be made thereunder and to the interest thereon; provided, however, that regardless of any sale of the Leased Premises under any deeds of trust or mortgages recorded after the date hereof, so long as Lessee performs all covenants and conditions of this Lease and continues to pay Rent to whomsoever may be lawfully entitled to same, this Lease and Lessee's possession thereunder shall not be disturbed by the mortgagee or anyone claiming under or through such deeds of trust or mortgages. The provisions of this Section shall be self-operative and no further instrument of subordination shall be required, nevertheless, Lessee agrees to promptly (in any event within five calendar days of such request) execute any and all instruments in writing which may be required or requested by Lessor to subordinate Lessee's rights to the lien of such deeds of trust or mortgages, subject to the terms of this paragraph. Lessee's failure to timely comply with the requirements in this Section will constitute a default by Lessee, and in such event, Lessee hereby grants Lessor a power of attorney coupled with an interest to act as Lessee's attorney in fact for the purposes of executing whatever documents are necessary or desirable to evidence such subordination.

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17.   Estoppels; Financial Statements:

Lessee  shall at any time and  from  time to time,  upon not less  than ten (10)
days' prior written notice from Lessor, deliver to Lessor an estoppel certificate certifying in writing certifying the Lease is in full force and effect and is unmodified (or if there have been modifications, stating the modifications), the dates to which rent and other charges are paid, that there are no charges, liens, claims or offsets against Rent, the Rent is no prepaid for more than one month in advance, setting forth any uncured defaults on the part of the Lessor or Lessee hereunder, and any other matters as may reasonably be required by Lessor, Lessor's mortgagee, or any potential purchaser of the Property or their proposed lender(s), it being intended that any such estoppel certificate will be certified to and relied upon by such parties. Lessee shall at any time and from time, upon not less than ten (10) days' prior written notice from Lessor deliver to Lessor complete financial statements for Lessee (including a balance sheet accurate within the previous ninety (90) days and an income statement for at least the past twelve (12) months) certified to be accurate by the Lessee, and prepared in accordance with generally accepted accounting standards; provided that Lessor shall have no right to ask for such financial statements unless Lessor is, in good faith, attempting to sell or obtain financing on the building, and the potential purchaser or lender has requested financial information on the status of the Lessees in the property, and Lessee hereby grants Lessor permission to deliver such financial statements to any potential purchaser or its lender. If the obligations of Lessee under this Lease are personally guaranteed by any other party, such other party agrees that he/she/it shall be obligated to provide the same sort of estoppel certificate and/or financial statements as required of Lessee in this paragraph. Subject to the foregoing, any financial information provided by Lessee to Lessor shall be held in strict confidence by Lessor. Lessee's failure to deliver any information required in this Paragraph will be a default by Lessee. Notwithstanding the foregoing, in the event Lessee does not execute the estoppel certificate required under this Paragraph, Lessee hereby grants Lessor a power of attorney, coupled with an interest, to act as Lessee's attorney in fact for the purposes of executing and delivering such certificate.

18.   Default of Lessee:

The Lessee further covenants and agrees that, if Lessee fails to pay, when due, the Rent or any other amounts payable hereunder, or any part thereof, or in case of a breach of any of the covenants, obligations or agreements herein, or if the estate or any ownership interest whatsoever of Lessee (including, but not limited to, membership and partnership interests and stocks) is transferred, assigned or sold to or passes to or devolves upon any other person, entity or party, Lessor may terminate this Lease and/or terminate Lessee's right to possession of the Leased Premises under this Lease, and after the expiration of three (3) days from the date of service of a written notice to that effect, Lessor will be entitled to the possession of the Leased Premises. If the Lessee shall refuse to surrender and deliver up the possession of the Leased Premises, after the service of said notice, then and in that event, the Lessor may, without further notice or demand, enter into and upon the Leased Premises, or any part thereof, and take possession thereof and repossess the same as of the Lessor's former estate, and expel, remove and put out of possession the Lessee, using such help, assistance and force in so doing as may be needful and proper, without being liable for prosecution or damages therefore, and without prejudice to any remedy allowed by law available in such cases. In the event this Lease is terminated, Lessor will be entitled to recover against Lessee as damages for

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loss of the bargain and not as a penalty, an aggregate sum which, at the time of such termination, represents the excess, if any, of the aggregate of the Rent and all other sums payable by Lessee hereunder that would have accrued for the balance of the term over the aggregate rental value of the Leased Premises (such rental value to be computed on the basis of a lessee paying not only a rent to Lessor for the use and occupation of the Leased Premises, but also such other charges as are required to be paid by Lessee under the terms of this Lease) for the balance of such term, both discounted to present worth at the rate of eight percent (8%) per annum. Alternatively, at the sole option of Lessor, Lessee will remain liable to Lessor for damages in an amount equal to the Rent and other sums arising under the Lease for the balance of the term had the Lease not been terminated, less the net proceeds, if any, from any subsequent reletting after
deducting  all  expenses   associated   therewith.   This  paragraph   shall  be
supplemental to any other Sections herein which provide for Lessor's remedies. Taking of possession by Lessor, or Lessor's service of an eviction demand shall not constitute an election by Lessor to terminate this Lease, unless expressly so stated in writing. All remedies stated herein are in addition to and cumulative with all other remedies provided by law and equity.

No failure by Lessor to insist upon the strict performance of any agreement, term, covenant or condition hereof or to exercise any right or remedy consequent upon a breach thereof, and no acceptance of full or partial Rent during the continuance of any such breach, shall constitute a waiver of any such breach of such agreement, term, covenant or condition. No agreement, term, covenant or condition hereof to be performed or complied with by Lessee, and no breach thereof, will be waived, altered or modified except in writing provided by Lessor in its sole discretion.

19. Vacating During Term; Ongoing Business Operations:

If the Lessee shall vacate the Leased Premises before the end of the term of this Lease as a result of voluntary abandonment, eviction, court order or any other reason, or shall be in default under any of the terms or provisions of this Lease, the Lessor may at its option and without notice enter the Leased Premises, remove any signs and property of the Lessee therefrom, and relet the Leased Premises or any part thereof as it may see fit without such retaking voiding or terminating this Lease, and for the purposes of such reletting, the Lessor is authorized to make any repairs or changes in or to the Leased Premises, at the expense of the Lessee (which shall be payable to the Lessor upon demand), as may be necessary or desirable for the purpose of such reletting, and if a sum shall not be realized from such reletting to equal the monthly rental reserved and stipulated herein to be paid by the Lessee plus all other costs and expenses associated with such default, vacation and/or reletting (including, without limitation, attorney's fees, the cost of preparing the space for reletting and real estate commission), the Lessee will pay such deficiency each month upon demand therefore, and if suit is filed to collect any monies due from the Lessee under this Lease, reasonable attorney's fees shall be assessed as part of the judgment. In addition, if Lessee is in default, Lessor may, at its option, obtain judgment for the Rent and other charges past due under this Lease and to become due for the balance of the remaining Lease term (in which case, if the Leased Premises is then relet, the monies from the reletting shall be applied to the costs and expenses associated with the default and reletting, and then applied to the judgment). Regardless of any default or termination of Lessee's possession, Lessee shall be liable for the full term of this Lease, as originally demised, unless Lessor expressly terminates the Lease in writing. Lessee hereby waives his/her/its right to trial by jury in any civil proceeding involving the enforcement of this Lease. Instead, all such trials shall be to a court without a jury.

20.   Assignment and Subletting:

Lessee shall not assign or mortgage this Lease in whole or in part, nor sublet all or any part of the Leased Premises without the prior written consent of the Lessor, which consent may be withheld, conditioned or delayed in Lessor's sole and absolute discretion. Any assignment or subletting without the prior written consent of Lessor will be a default hereunder by Lessee and will be void ab initio and will confer no rights upon any third party, notwithstanding the Lessor's acceptance of payment from any purported assignee/sublessee. In the event the Leased Premises are sublet by the Lessee, or this Lease is assigned or mortgaged, the Lessee will remain liable under the terms of this Lease, including all modifications and alterations thereof and shall not be released from the performance of any terms, covenants and conditions contained herein. Lessor and any assignee have no obligation to obtain the previous Lessee's approval before making any such modifications or alterations to this Lease, and the previous Lessee's obligations shall not be reduced as a result of the failure to obtain its approval. Lessee shall pay all reasonable costs and fees (including, without limitation, attorneys' fees) incurred by Lessor in reviewing and negotiating any such proposed assignment or subletting, regardless of whether the assignment or subletting is eventually consummated. Lessee waives all claims of any kind, including, without limitation, all claims for damages resulting from Lessor's failure to consent to any such assignment or subletting.

21.   Lien of Lessor:

Lessee hereby grants to the Lessor a lien upon all furniture, fixtures, equipment, leasehold improvements, inventory, merchandise and all other property belonging to the Lessee and located on or within the Leased Premises at any time during the Lease term (collectively, the "Personal Property"), to secure the performance of the Lessee's obligations under this Lease, said lien to be prior to any other lien on such property except a lien in favor of the seller of such property to secure the unpaid purchase price thereof. This Lease is intended as and constitutes a security agreement within the meaning of the Uniform Commercial Code ("UCC"). This Lessor's lien may be foreclosed in the same manner as a financing statement under the UCC and common law of the State of StateplaceColorado, and the filing of this Lease and/or a financing statement in accordance with the UCC shall constitute full lawful notice of this lien. If the Lessor also has a lien on such property, or any portion thereof, by virtue of a financing statement or any other instrument, or by operation of law, the lien under this Lease shall be in addition thereto and the Lessor shall have alternative remedies at its option. Lessee hereby appoints Lessor as its agent to sign all security agreements and/or financing statements reasonably necessary or proper for filing with the appropriate county and the Colorado Secretary of State in order to perfect this lien.

22.   Surrender of Possession:

Lessee agrees to deliver up and surrender to Lessor possession of the Leased Premises, including, without limitation, all plumbing, wiring, sewer connections, lighting fixtures, glass, fixtures, walls, ceilings, floors, and appurtenances at the expiration or termination of this Lease or any extension hereof, by lapse of time or otherwise, in as good order and condition as when possession was taken by the Lessee under this Lease, or if the Lessee took possession of the Leased Premises under any previous Lease(s), when possession was taken by Lessee under said previous Lease(s), excepting only ordinary wear and tear. If the Lessee shall fail to remove any items or effects which it is entitled to remove from the Leased Premises upon the termination of this Lease, or any extension hereof, for any cause whatsoever, the Lessor, at its option, may remove the same and store or dispose of the said effects, without liability for loss or damage thereto, and Lessee agrees to pay to Lessor on demand any and all expenses incurred in such removal, including the cost of removal of signs from the windows, making the Leased Premises including, without limitation, sidewalks, courts or alleyways adjacent thereto, if any, free from all dirt, litter, debris and obstruction, including court costs, attorneys' fees, storage and insurance charges on such items or effects for any length of time the same shall be in the Lessor's possession; or the Lessor, at its option, without notice, may sell such items or effects, or any of them, at private or public sale and without legal process, for such price or consideration as the Lessor may obtain, and apply the proceeds of such sale upon any amounts due under this Lease from the Lessee to the Lessor, and upon the expense incidental to the removing, cleaning the Leased Premises, selling said items or effects, and other expense, rendering the surplus, if any, to the Lessee; provided, however, in the event the proceeds of such sale or sales are insufficient to reimburse the Lessor, Lessee shall pay such deficiency upon demand.

23.   Legal Costs and Expenses:

Lessee agrees to pay Lessor for all costs and expenses, including, without limitation, all reasonable attorneys' fees, incurred by Lessor in enforcing this Lease, including, without limitation, making demands on Lessee, or in any court action brought by Lessor to enforce the terms hereof or to recover possession of the Leased Premises (whether or not such court action or actions shall proceed to judgment), or for the breach of any of the terms, obligations, and conditions herein contained.


24.   Notices:

All notices, demands, requests or other instruments required in this Lease to be given by Lessee to Lessor shall be in writing and will be made by hand delivery or sent by certified or registered mail to Lessor at: Michael Bloom Realty Company, 300 S Jackson Street, Suite 440, Denver, CO 80209. All notices, demands, requests or other instruments required in this Lease to be given by Lessor to Lessee shall be in writing and will be made by hand delivery or sent by certified or registered mail to Lessee at: 1885 W Dartmouth, Unit 1, Englewood, Colorado 80110. All notices will be considered delivered and received on the same day if delivered by hand and actually received by the receiving party, or three business days after being deposited in the country-regionplaceU.S. mail. Notwithstanding the foregoing, any demand for compliance or possession, or notice of default, shall be deemed to have been properly delivered to and served on the Lessee, by Lessor, if Lessor (or its agent) serves the demand and/or notice pursuant to requirements of the Colorado Forcible Entry and Detainer Statute (specifically, C.R.S. ss. 13-40-108, or any future corresponding statute). Lessor is not required to serve or deliver a demand for compliance or possession, or notice of default, on the Lessee by certified or registered mail.

25.   Mechanic's Liens:

Lessee shall pay all costs for any work done or caused to be done by or on behalf of Lessee at the Leased Premises on or before such costs are due. The right of the Lessee, or any person claiming through or under Lessee, to charge, create or file any mechanic or materialmen liens for labor or material upon or against Lessor's interest in the Leased Premises or any portion of the Property is hereby expressly denied. Lessee shall not allow any such lien to be created or filed. If any lien is filed and not discharged within fifteen (15) days thereafter, Lessor may contest, settle or pay the same, without regard for its validity, and Lessee shall pay all costs, fees and monies expended by Lessor in so doing. Lessee shall not be in default if, within said fifteen days, Lessee posts a bond or other security reasonably satisfactory to Lessor to insure that Lessor will not suffer any loss or damage as a result of such lien. Lessee hereby agrees to indemnify, defend (using counsel of Lessor's choosing) and hold harmless Lessor of and from all liability, loss, damages, costs or expenses (including, without limitation, attorneys' fees and court costs), incurred in connection with any claims of any nature whatsoever for work performed for, or materials or supplies furnished to or on behalf of Lessee, including, without limitation, lien claims of laborers, materialmen or others.

26. Condemnation of Leased Premises:

a) If the entire Leased Premises, at any time during the term of this Lease or any extension thereof, shall be taken by the exercise of a power of eminent domain or under threat thereof, this Lease shall then terminate as of the date of title vesting in such proceeding, all rentals shall be paid up to that date and Lessee shall have no claim against Lessor nor the condemning authority for the value of the unexpired term of this Lease.

b) In the event of a partial taking of the building or more than 25% of the Property, which leaves the Leased Premises unfit for the normal and proper conduct of the business of the Lessee, then the Lessee or Lessor shall have the right, upon written notice to the other party given within 30 days of such partial taking, to cancel and terminate this Lease, all rentals shall be paid up to that date, and Lessee shall have no claim against Lessor nor the condemning authority for the value of any unexpired term of this Lease. If this Lease shall not be canceled as above provided, it shall continue in effect and the rental after such partial taking shall be that part of the rental herein agreed to be paid which the value of the untaken part of the Leased Premises, immediately after the taking, bears to the value of the entire demised Leased Premises immediately before the taking. If the Lease is not terminated after a partial taking, and Lessee's continued use of the Leased Premises requires alterations and repairs by reason of a partial taking, the Lessor shall make all reasonable alterations and repairs at its expense which are necessary because of such partial taking. Until such alterations and repairs shall have been completed, an equitable abatement of rent shall be made to Lessee for any portion of the Leased Premises unfit for occupancy and use in the conduct of Lessee's business for the period during which the same is unfit for such occupancy and use.

c) In the event of any condemnation or taking as, whether whole or partial, Lessee shall not be entitled to any part of the award paid for said condemnation; Lessor is to receive the full amount of such award, Lessee hereby expressly waiving any right or claim to any part thereof. Although all such damages awarded in the event of any condemnation are to belong to the Lessor, whether such damages are awarded as compensation for diminution in value of the Leasehold or to the Leased Premises, Lessee shall have the right to claim and recover from the condemning authority, but not from the Lessor, such compensation as may be separately awarded or recoverable by Lessee in Lessee's own right on account of any and all damage to Lessee's business by reason of the condemnation and for or on account of any cost or loss to which Lessee might be put in removing Lessee's merchandise, furniture, fixtures, Leasehold improvements and equipment, but only to the extent such award to the Lessee does not diminish Lessor's award.

27. Waiver:

The waiver by Lessor of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition on any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of Rent hereunder by Lessor shall not be deemed to be a waiver of any preceding breach by Lessee of any term, covenant or condition of this Lease, regardless of Lessor's knowledge of such preceding breach at the time of the acceptance of such Rent. No covenant, term or condition of this Lease shall be deemed to have been waived by the Lessor, unless such waiver is in writing duly executed by the Lessor.

28.   Taxes and Fire and Hazard Insurance:

During the full term hereof, or any extension thereof, Lessor shall pay the taxes assessed against the Property. Lessee shall pay to Lessor Lessee's proportionate share of the amount of any taxes assessed. The term "taxes" shall mean all real estate taxes, levies and assessments against the Property and improvements, all personal property taxes, levies and assessments against personal property owned by Lessor and used in the operation or maintenance of the building, and all costs and fees incurred by Lessor in challenging any real estate or personal property taxes, levies and assessments.

Lessor shall provide the fire and hazard building insurance for the term of this Lease. Lessee agrees to pay the Lessee's proportionate share of the amount in the cost of insurance premiums.

The term "Lessee's proportionate share" as used in this paragraph shall mean 13.26%.

29. Lessee's Proportionate Share of Costs of Common Area and Facilities:

In addition to any other charges due by Lessee under this Lease, and except as limited by Section 8 above, the Lessee shall pay to the Lessor Lessee's proportionate share of the cost of all operating expenses related to the Property, including, without limitation, all expenses related to the occupancy, management, operation, maintenance and repair of the Property, and any fees, costs or assessments incurred in maintaining all common areas and facilities, including without limitation all parking areas, access roads, sidewalks, landscaped space and other space used in common or available for the use in common with the other Lessees of the building in which the Leased Premises are located by the Lessee or his customers, employees, agents or other invitees. Operating and maintaining such areas and facilities shall include without limitation furnishing exterior and parking area lighting, cleaning, snow removal, line painting, exterior painting, care of grass, administrative, maintenance, and management fees, shrubs and plants, payment of water and sewerage, electricity, gas (or any other types of energy, regardless of its source), heating, ventilating and air conditioning, communications, cable, and all other types of utilities and services (collectively, the "Utilities") not separately metered or contracted for by the lessees at the Property, charges and general maintenance of all areas and facilities provided by the Lessor for the common use of the occupants of the Property. The term "Lessee's proportionate share" as used in this paragraph shall mean 13.26%. Lessor reserves the right to exercise sole control of the maintenance, repair and operation of the common areas of the building.

In order to facilitate the collection of Lessee's proportionate share of the taxes, insurance premiums and costs of common area facilities (collectively, the "Common Area Costs"), Lessee shall deposit with Lessor on each day that a monthly installment of Minimum Rent is due, an amount equal to one-twelfth of the estimated Common Area Costs due or to become due for the current year from Lessee to Lessor under this Lease, in an amount reasonably estimated by Lessor. Any difference between the estimated Common Area Costs, or any portion thereof, and the actual bills for such Common Area Costs, or any portion thereof, shall be accounted for by Lessor to Lessee after Lessor receives notices of such actual and final Common Area Costs, or the applicable portion thereof, applicable to such year from the appropriate taxing authority or creditor. If the estimated amount paid by Lessee is less than the actual amount due from Lessee, Lessee shall pay the balance due to Lessor within ten days after written demand therefore. If the estimated amounts paid by Lessee are more than the actual amounts due, the excess shall be applied by Lessor to the estimated amounts due from Lessee for the next following year; provided that, if this Lease has been terminated, Lessor shall refund the balance to Lessee or Lessee's account in the same manner and under the same conditions applicable to the Security Deposit. In no event shall any reduction in the Common Area Costs or any portion thereof, reduce or constitute a credit against the amount of Minimum Rent payable by Lessee.

In the event the Lessee, in Lessor's sole discretion, uses excessive Utilities which are not separately metered, or any amount thereof beyond the average of each other lessee at the Property, then Lessor may, but is not obligated to, make adjustments to Lessee's proportionate share for such Utilities and/or require such Utilities to be separately metered or sub-metered and charged directly to the Lessee, whether through reimbursement to Lessor, or directly invoiced to Lessee therefor, and Lessee will be solely responsible for all costs and expenses associated therewith, including the installation and maintenance of such meters or sub-meters.

30.   Lessee's Obligation:

If Lessee fails to perform any of its obligations under this Lease, Lessor may (but shall have no obligation to) perform the same for the account and at the expense of Lessee, but only after fifteen days' prior written notice to Lessee, or without notice if in Lessor's sole opinion an emergency exists. Lessee shall immediately pay to Lessor any costs, fees and expenses incurred by Lessor in performing Lessee's obligations hereunder.

31. Environmental Provisions and Mold Notification:

a) Lessee shall keep and maintain the Leased Premises in compliance with and shall not cause or permit the Leased Premises to be in violation of any federal, state, or local Laws, ordinances or regulations relating to environmental conditions on, under or about the Leased Premises, including but not limited to, soil and groundwater conditions. Lessee shall not use, generate, manufacture, store or dispose of on, under or about the Leased Premises or transport to or from the Leased Premises any Hazardous Materials. "Hazardous Materials" are any flammable, explosive, radioactive, toxic, or other related materials, including but not limited to hazardous or toxic substances or other similar terms as defined or designated as such by any Laws, including, without limitation, in the Comprehensive Environmental Response and Liability Act of 1980, 42 U.S.C. 9601, et seq. Lessee hereby agrees to indemnify and hold harmless Lessor, its officers, directors, agents, and employees from and against any and all claims, losses, damages, liabilities, fines, penalties, charges, administrative, and judicial proceedings and orders, judgments, remedial action requirements, enforcement actions of any kind, and all costs and expenses incurred in connection therewith (including but not limited to attorneys' fees and expenses), arising directly or indirectly, in whole or in part, out of any activity carried on or undertaken on or off the Leased Premises, whether by Lessee or any employees, agents, contractors, or subcontractors of Lessee, or by any third persons at any time occupying or present on the Leased Premises, in connection with the handling, treatment, removal, storage, decontamination, cleanup, transport, or disposal of any Hazardous Materials at any time located or present on, under or about the Leased Premises. Lessee shall immediately advise Lessor in writing of (i) any and all enforcement, cleanup, remedial, removal or other governmental or regulatory actions instituted, completed or threatened pursuant to any Hazardous Materials Laws; (ii) all claims made or threatened by any third party against Lessee or the Leased Premises relating to damage, contribution, cost recovery compensation, loss, or injury resulting from any Hazardous Materials; and (iii) Lessee's discovery of any occurrence or condition on any real property adjoining or in the vicinity of the Leased Premises that could cause the Leased Premises to be subject to any restrictions on the ownership, occupancy, transferability or use of the Leased Premises under any Laws. Lessee shall not be responsible for prior environmental acts or incidence.

b) Lessee is hereby notified that mold can grow if the Leased Premises are not properly maintained or ventilated. If moisture is allowed to accumulate in the Leased Premises, it can cause mildew and mold to grow. Lessee will regularly allow air to circulate in the Leased Premises, keep the interior of the unit clean, and promptly notify Lessor of any leaks, moisture problems and/or mold growth. Lessee agrees to maintain the Leased Premises in a manner that prevents the occurrence of an infestation of mold or mildew in the unit. Lessee agrees to uphold this responsibility in part by complying with the following list of responsibilities.

   1. Lessee agrees to keep the Unit free of dirt and debris that can harbor mold.

   2. Lessee agrees to immediately report to Lessor and repair and prevent any water intrusion, such as plumbing leaks, drips, or sweating pipes.

   3. Lessee agrees to report to Lessor any significant mold growth on surfaces inside the Leased Premises, repair and prevent the same, and to allow the Lessor to enter the unit and make necessary repairs at Lessee's expense.

   4. Lessee agrees to use all reasonable care to close all windows and other openings in the Leased Premises to prevent outdoor water from penetrating into the interior of the Leased Premises and to clean and dry any visible moisture on windows, walls and other surfaces, including personal property, as soon as reasonably possible. (Note: Mold can grow on damp surface within 24 to 48 hours)

32.   Availability of Utilities:

Lessor does not warrant or guarantee the continued availability of any or all Utilities services to the Leased Premises. Except as provided in the following sentence, the interruption, diminution or cessation of such Utilities shall not be construed as an actual or constructive eviction of Lessee nor shall Lessee be entitled to any claim for damages or abatement of its obligations under this Lease on account thereof, unless such interruption is caused by Lessor's gross negligence. Lessor shall have the right to interrupt the utilities, upon reasonable prior notice, as may be necessary for repairs, alterations or maintenance, and if utilities are interrupted by Lessor under this sentence for a period longer than forty-eight hours, Lessee shall be entitled to an equitable reduction in Rent based on the period, after the initial forty-eight hours, for which and the extent to which such Utilities are interrupted. In such event, abatement and/or equitable reduction shall be Lessee's sole remedy.

33.   Lessor's Liability:

The obligations of Lessor under this Lease do not constitute personal obligations of Lessor, its agents, contractors, principals, trustees, employees, successors or assigns. Lessee shall look solely to the building and to no other assets of Lessor for satisfaction of any liability arising out of or in connection with this Lease and Lessee's occupation of the Leased Premises, and Lessee will not seek recourse against Lessor or any of its other assets for any reason whatsoever, including, without limitation, satisfaction of any claims arising out of or in connection with this Lease or Lessee's use of the Leased Premises and the building.
In the event Lessor shall fail to perform any of the agreements, obligations, terms, covenants or conditions hereof, then Lessor will not be in default hereunder unless and until Lessor has received written notice from Lessee of such failure and has been provided with an adequate and reasonable time to cure the same.

34. Late Charges:

a) Lessee hereby acknowledges that late payment by Lessee to Lessor of Rent or other sums hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Accordingly, if any installment of Rent or other sums due from Lessee shall not be received by Lessor or Lessor's designee within five (5) days after the date due, then Lessor may charge Lessee a late charge equal to ten percent (10%) of such past due amount or the sum of Twenty-Five and 00/100 Dollars ($25.00), whichever is greater. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs that Lessor will incur by reason of a late payment by Lessee. Acceptance of late charges, interest (pursuant to (b) below) and past due Rent by the Lessor shall in no event constitute a waiver of Lessee's previous or subsequent default with respect to timely payment of Rent or other sums due, or prevent Lessor from exercising any of the other rights and remedies granted hereunder concerning Lessee's default.

b) In addition to the foregoing, in the event any installment of Rent or other sum due from Lessee is not received within five (5) days of the due date, commencing on the 6th day after the date the sum was due, Lessor may charge interest at the rate of eighteen percent (18%) per annum on the past due amount pro-rated accordingly to date of actual payment.

35. Entire Agreement; Recording:

This Lease, together with the exhibits attached hereto, constitutes the entire agreement between the parties, and this shall not be modified unless the modification is in writing and signed by both parties. Lessee states that it is not entering into this Lease based on any representations, warranties, promises or other inducements other than those set forth in this Lease. Lessee will not record this Lease or any memorandum hereof.

36.   Successors and Assigns:

The obligations and rights under this Lease shall be binding upon and inure to the benefit of the heirs, administrators, executors, successors and assigns of the parties; provided, however, that any assignment or subletting by the Lessee in violation of the terms of this Lease shall not vest any rights whatsoever in the assignee or sublessee.

37.   Substitution of Space:

Lessor reserves the right upon thirty (30) days' prior written notice to Lessee, and at any time, without any adjustment in the rental rate per square foot specified in paragraph 3, as adjusted as provided in this Lease, to substitute for the space described on Exhibit A attached hereto other space in a substantially comparable location, which substitute space shall be approximately equal in square feet and in dimensions to the space described on Exhibit A attached hereto. If Lessor shall exercise the right provided in this Section, the substituted space shall thereafter be deemed, for the purposes hereof, the "Leased Premises" hereunder, and a new amended Exhibit A showing the new space will be substituted for the original Exhibit A attached hereto. Lessor agrees to pay all reasonable out-of pocket costs associated with the move, including, if applicable, moving expenses of Lessee incidental to such substitution of the Leased Premises, expenses of the movement of Lessee's telephone system and the cost of new stationery.

38.   Brokers:

Lessee represents and warrants that Lessee has not dealt with any broker in the negotiation of this Lease other than Michael Bloom Realty, whose commission will be paid by Lessor. Lessee hereby indemnifies and holds Lessor harmless of and from any and all loss, costs, damages or expenses (including, without limitation, all attorneys' fees and disbursements) by reason of any claim of or liability to any broker or person claiming through Lessee.

39. Time of Essence; Joint and Several Obligations:

Time is of the essence hereof. Notwithstanding the foregoing, wherever there is provided in this Lease a time limitation for performance by Lessor of any obligation, the time provided for shall be extended for as long as and to the extent that delay in compliance with such limitation is due to an act of God, governmental control or other factors beyond the reasonable control of Lessor. If there is more than one entity or person which or who are the Lessee hereunder, the obligations imposed upon Lessee hereunder will be joint and several.

40.   Invalidity; Enforceability; Captions:

If any provision of this Lease is illegal, invalid or unenforceable, under present or future Laws effective during the term of this Lease, in that event, it is the intention of the parties hereto that the remainder of this Lease will not be affected thereby, and that in lieu of each provision of this Lease that is illegal, invalid or enforceable, there will be added as a part of this Lease a provision as similar in terms as possible to such illegal, invalid or unenforceable provision, provided such addition does not increase or decrease the obligations of or derogate from the rights or powers of either party hereto. The captions of each paragraph are added as a matter of convenience only and will be considered of no effect in the construction of any provision of this Lease.

41.   Possession; As-Is:

Lessee accepts the Leased Premises in an "AS-IS" condition. Taking possession of the Leased Premises by Lessee will be conclusive evidence that the same were in good condition and repair and in such condition and configuration as agreed upon between Lessor and Lessee.

42.   No Smoking; Pets:

Smoking and pets (except for service animals, or unless a separate pet addendum is attached) are strictly prohibited in on or around the entire Property.

43.   Additional Provisions:

1. Lessee accepts the Premises for occupancy "AS-IS", except Lessor shall, at Lessor's sole expense:

     a)   Put all utility systems in good order and repair.

     b) Put all overhead doors in good order and repair and replace the northernmost overhead door on the east side of the Premises.

     c) Provide new flooring and paint in the offices and have a wall dividing the southernmost office area into one office and a break area constructed. This work shall be in accordance with Exhibit A.

     d)   Provide a janitorial cleaning of the Premises.

     e)   Remove the existing Royal Sanitary Supply exterior signage.

2. Lessee may provide a drain in the warehouse provided any boring into the floor is completed by a contractor approved by Michael Bloom Realty Company.


IN WITNESS WHEREOF, this Lease is hereby executed the day and year first above written.

LESSOR:
1885 WEST DARTMOUTH, LLC,
A Colorado Limited Liability Company

/s/ Michael Bloom
----------------------------
By: Michael Bloom Realty Company, Property Mgr.

LESSEE:
RD&G, LLC,
A Colorado Limited Liability Company

/s/ Tim Evans
----------------------------
By: Tim Evans


/s/ Larry Parsons
----------------------------
By: Larry Parsons

                                    EXHIBIT A

                                    GUARANTY

     THIS GUARANTY is made by Timothy Charles Evans and Larry Michael Parsons (whether one or more, the "Guarantors"), RD&G, LLC, (the "Lessee"), for the benefit of 1885 West Dartmouth, LLC (the "Lessor"), and Guarantors and Lessee hereby represent and agree as follows:

     1. Lessee has executed a Lease (the "Lease"), dated the day of July, 2013, for property located at 1885 W Dartmouth, Unit 1, Englewood, Colorado 80110 (the "Property"), and more particularly described in the Lease, with Lessor as the agent for the owner thereof.

     2. This Guaranty is given by the Guarantors to induce the Lessor to enter into the Lease with the Lessee, and the parties understand that the Lessor would not enter into the Lease without this Guaranty. It is expressly understood that if this Guaranty is signed after the execution of the Lease, the Lessor would not have entered into the Lease without the prior commitment by the Guarantors to execute this Guaranty. Guarantors represent to Lessor that the Guarantors will benefit from Lessee's entering into the Lease.

     3. Guarantors hereby unconditionally Guarantee to the Lessor the full, faithful and complete performance by Lessee of each and every obligation, condition and provision to be performed by the Lessee under the Lease. This guaranty is a guaranty of full payment and performance and not of collection. Lessor is not required to proceed with any collection efforts against the Lessee or any collateral Lessor may have under the Lease before enforcing this Guaranty.

     4. This Guaranty shall be binding upon the Guarantors for the term of the Lease and for all option periods and/or assignments, renewals or extensions of the Lease (including all holdover periods), and shall include any and all modifications of the Lease or amendments thereto at any time made by the Lessee (its agents, successors or assigns) and Lessor. Lessor and Lessee (its agents, successors or assigns) shall have no obligation to obtain Guarantors' approval prior to or provide Guarantors notice of the executing or making any renewals, extensions, modifications or other amendments to the Lease, and the failure by Lessor and Lessee (its agents, successors, or assigns) to obtain such approval or provide notice to Guarantors thereof shall not in any way affect or diminish the validity and enforceability of this Guaranty.

     5. The Guarantors further agree to indemnify, save and hold harmless Lessor from any and all loss, damage, liability, costs and expense in any way resulting from or arising out of the failure of the Lessee to perform fully, faithfully and completely any one or more of the duties, liabilities and/or obligations under the Lease, or as the same may be modified, amended, renewed and/or extended.

     6. Neither a waiver or delay by the Lessor of any of its rights and/or remedies under the Lease nor a delay by Lessor under this Guaranty shall affect the obligations of Guarantors under this Guaranty.

     7. The obligation of the Guarantors hereunder is joint and several amongst the Guarantors and with the Lessee. Lessor may proceed to enforce this obligation of Guarantors against Guarantors and Lessee, or either of them, without first proceeding against the other. The right of Lessor to enforce the obligations of Guarantors shall not be postponed, delayed or otherwise prejudiced by the commencement of proceedings (whether voluntary or involuntary) to have the Lessee named as a debtor under the Federal Bankruptcy Code, or under any similar state or federal law.

     8. Lessee agrees to notify Guarantors of any defaults, or declared defaults, under the Lease. The failure of Lessor to give notice of any such defaults shall in no way prejudice Lessor's right to enforce this Guaranty.

     9. This Guaranty shall be binding upon the parties hereto, their heirs, successors, representatives and assigns.

     10. If any portion of this Guaranty is deemed to be unenforceable by a court of competent jurisdiction, this Guaranty shall be deemed to be modified only to the extent necessary to comply with applicable law.

     11. The Guarantors specifically understand and agree that if Lessor enforces any of its rights hereunder, Guarantors shall be liable to pay all attorneys' fees and costs incurred by Lessor related thereto.

     12. If there is more than one Guarantor or more than one Lessee or Lessor, the singular shall also be deemed to mean the plural as those terms are used herein. The release of any one or more Lessee(s) and/or Guarantor(s) shall not reduce the obligation of the remaining Lessee(s) and Guarantor(s) for all amounts due or to become due under the Lease.

     13. This Agreement shall be construed according to the laws of the State of placeStateColorado. Each of the Lessee(s) and Guarantor(s) hereby appoints each other as an authorized agent for service of process and for any demands or notices related to the Lease or this Guaranty. Therefore, service of process on, or demands or notices provided to, one of the Lessee(s) or Guarantor(s) will constitute service upon or notice to all other Lessee(s) and Guarantor(s) under the Lease and this Guaranty.

     14. If Lessor has any interest in any collateral to secure all or any portion of Lessee's obligation under the Lease, or to secure any other obligations of Lessee to Lessor, such interest shall be deemed to be held for the benefit of Lessor only and shall not inure at any time to or for the benefit of the Guarantors. Lessor shall have no obligation to record, maintain, or otherwise enforce any such security interest, and Lessor's failure to do so shall neither diminish the enforceability of this Guaranty nor create any claim or right of Guarantors against Lessor.

     15. Until all of Lessee's obligations under the Lease have been fully performed, Guarantors (i) shall have no right of subrogation against Lessee, and hereby waives all such rights, which Guarantors may have by reason of any payments or acts of performance by Guarantors under this Guaranty, and (ii) hereby subordinates all of Guarantors claims against Lessee arising out of or in connection with this Guaranty, the Lease and Lessee's occupation of the Leased Premises to Lessor's claims against Lessee under the Lease.

     16. This Guaranty may not be changed, modified, discharged or terminated orally or in any manner other than by an agreement in writing signed by the Guarantors and the Lessor, or by a court of competent jurisdiction.

     17. Nothing contained in this Guaranty shall be deemed to give Guarantors a right of possession of the Leased Premises at any time.

                         [SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties have signed this Guaranty on the dates indicated below.

LESSOR:

1885 WEST DARTMOUTH, LLC,
A Colorado Limited Liability Company

/s/ Michael Bloom
---------------------------
By: Michael Bloom Realty Company, Property Mgr.

LESSEE:

RD&G, LLC,
A Colorado Limited Liability Company

/s/ Tim Evans
---------------------------
By: Tim Evans


/s/ Larry Parsons
---------------------------
By: Larry Parsons


GUARANTOR:                          GUARANTOR:


/s/ Timothy Charles Evans                 /s/ Larry Michael Parsons
-------------------------                 --------------------------
By: Timothy Charles Evans                 By: Larry Michael Parsons

Social Security No.:  ###-##-####         Social Security No.: ###-##-####
                     ---------------                          ------------

Dated:              7/15/13               Dated:       7/15/13
       -----------------------------            -----------------------

Home Address: 7276 S. Sundown Cir.        Home Address: 7395 E. Eastman
             -----------------------                   -----------------------


  Littleton, CO  80120                      Denver, CO  80231
------------------------------------      -------------------------------

Home Telephone No.: (303) 794-3492        Home Telephone No.: (303) 722-7411
                   -----------------                         -----------------